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                                                                 Exhibit 23

                 Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-49151.



                                              Arthur Andersen & Co.


Atlanta, Georgia
March 29, 1994
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